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                                                                      EXHIBIT 23


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-63359.

                                             /s/Arthur Andersen  LLP
                                             ------------------------------
                                             ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
September 24, 1998





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